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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported)    November 23, 1998
                                                    -----------------


                         FRONTIER NATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)



         ALABAMA                         000-24853           72-1355228
(State or other jurisdiction)    (Commission File Number)    (IRS Employer
                                                             Identification
                                                             No.)
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43 N. Broadway, Sylacauga, AL                                         35150
(Address of principal executive offices)                              (zip code)



Registrant's telephone number, including area code    256-249-0341
                                                      ------------
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Item 5. Other Events

On November 23, 1998, The Frontier Agency, Inc., a subsidiary of First National America's Bank, a subsidiary of Frontier National Corporation, purchased two insurance agencies located in Sylacauga, Alabama. Brown Insurance Agency was purchased with cash and will be accounted for by the purchase method of accounting and Wright-Sprayberry, Inc. was purchased with 49,339 shares of Frontier National Corporation common stock and will be accounted for by the pooling of interest method of accounting. All real estate was purchased with cash at fair market values.

Item 7. Financial Statements and Exhibits

(a)  Not applicable
(b)  Not applicable
(c)  Not applicable
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                                  SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf on this 1st day of December 1998 by the undersigned hereunto duly authorized.

                                           FRONTIER NATIONAL CORPORATION

                                           By:  /s/  STEVEN R. TOWNSON
                                                --------------------------------
                                           Steven R. Townson
                                           President and Chief Operating Officer